UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Financial Opportunities Fund

Ticker: BTO
Annual report 12/31/15

A message to shareholders

Dear shareholder,

Global financial markets delivered lackluster performance in 2015, on balance, while volatility rose across asset classes. Among the factors driving investor concerns were persistently low oil prices, evidence of slowing growth in China, and increasing terrorist activity in Europe and the Middle East. Economic growth continues to slowly gather steam in the United States, and central banks in Europe and Asia remain committed to further monetary stimulus. However, several headwinds remain, and our network of asset managers and research firms expects volatility to affect a range of global markets in 2016. Corporate bond market liquidity has added to concerns, since new regulations intended to limit risk taking by banks may subsequently limit the ability of those institutions to buy bonds from sellers.

At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place, such as a credit facility and an interfund lending program. Given today's market dynamics, now may be a good time to ask your financial advisor whether your portfolio is sufficiently diversified to meet your long-term objectives and withstand the inevitable bumps along the way.

Introducing John Hancock Multifactor Exchange-Traded Funds (ETFs)

We believe investors benefit from a combination of active and passive strategies in their portfolios. That's why, for years, we've offered actively managed funds to our shareholders, alongside asset allocation portfolios that employ a mix of active and passive strategies. That same thinking is what led us to team up with Dimensional Fund Advisors LP—a company regarded as one of the pioneers in strategic beta investing*—for the introduction of the passively managed John Hancock Multifactor ETFs. Each ETF seeks to track a custom index built upon decades of academic research into the factors that drive higher expected returns: smaller capitalizations, lower valuations, and higher profitability. For nearly 30 years, it's just the kind of time-tested approach we have looked for as a manager of managers. For more information, visit our website at jhinvestments.com/etf.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of December 31, 2015. They are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. There is no guarantee that the funds' investment strategies will be successful. Please see the funds' prospectuses for information about the specific risks involved. For more up-to-date information, you can visit our website at jhinvestments.com.

*	Strategic beta investing ETFs seek to improve upon cap-weighted strategies by tracking a custom index that combines active management insight with the discipline of a rules-based approach.

John Hancock
Financial Opportunities Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
14	Financial statements
18	Financial highlights
19	Notes to financial statements
27	Auditor's report
28	Tax information
29	Additional information
32	Trustees and Officers
36	More information

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of total return consisting of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses and sales charges, which would result in lower returns.

The fund's most recent performance and current annualized distribution rate can be found at jhinvestments.com.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading, which could cause the fund to trade at a discount or premium to its NAV at any time.

The performance data contained within this material represents past performance, which does not guarantee future results.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE PERIOD

Rate hike supports financials

Financial stocks generally posted gains, as the U.S. Federal Reserve's first interest-rate increase since 2006 signaled a healthier U.S. economy.

Stock selection drove relative results

The fund outperformed its comparative index, the S&P Composite 1500 Banks Index, owing primarily to stock selection in the regional bank segment.

Bank consolidation was a catalyst

Acquisition activity was a common characteristic of the fund's top contributors, with both targeted and acquiring banks generally benefiting from announced deals.

PORTFOLIO COMPOSITION AS OF 12/31/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value, if at all—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. Focusing on a particular industry or sector may increase the fund's volatility and make it more susceptible to market, economic, and regulatory risks as well as other factors affecting those industries or sectors.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

Why does this report cover such a brief period, encompassing just the two months ended December 31, 2015?

Since the end of its latest fiscal year on October 31, 2015, the fund's reporting cycle has changed, with its current fiscal year ending on December 31, 2015. This report covers the two-month period between the end of the last fiscal year and the start of the new fiscal year.

Markets generally struggled over the two-month period while the fund generated positive performance. What factors drove financial stocks over the period?

The U.S. Federal Reserve (Fed) raised the target for the federal funds rate by 25 basis points at its December policy meeting, a well-telegraphed move that projected confidence in the pace of U.S. economic growth and set a new, higher floor for interest rates. The move, which was highly anticipated, and the Fed's projections for additional rate increases in 2016 generally benefited financial stocks as the fund's comparative index, the S&P Composite 1500 Banks Index, rose 0.86% for the period compared with a loss of 1.28% for the S&P 500 Index. U.S. stocks traded lower due to a number of risks in global markets. Additional signs of a growth slowdown in China continued to weigh on commodity prices and investor sentiment. The strength of the U.S. dollar negatively impacted profits for multinational U.S. companies serviced by many U.S. banks, while terrorist attacks in France and the United States also contributed to volatility.

Most financial stocks are asset sensitive, meaning their fundamentals should improve with rising rates. Banks in particular should see earnings increase with higher rates as net interest margins improve on their lending portfolios.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       4

"Most financial stocks are asset sensitive, meaning their fundamentals should improve with rising rates."

Several of the fund's holdings were acquired during the period. How does such activity play into your investment approach?

Consolidation has been a constant in the banking industry for 30 years, and we expect it to continue. There are about 6,000 banks in the United States and we believe opportunities still exist to create efficiencies in the system. With loan growth not as strong as banks would like and regulatory and technology costs rising, merger-and-acquisition activity is a way to create growth and spread out operating costs over a larger base of assets. Several bank holding companies were formed in the wake of the global financial crisis to buy failed banks in different parts of the country. We purchased shares in two such banks, Michigan's Talmer Bancorp, Inc. and Florida's FCB Financial Holdings, Inc., prior to their initial public offerings in 2014.

What stocks had the greatest positive impact on relative performance during the period?

During the period, the fund delivered positive returns and outperformed its comparative index. The fund's outperformance was due primarily to stock selection among regional banks and a significant underweight in Citigroup, Inc., which accounts for approximately 12% of the index and underperformed for the reporting period.

The fund received positive contributions from a number of regional banks involved in merger-and-

INDUSTRY COMPOSITION AS OF 12/31/15 (%)

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       5

"The fund's outperformance was due primarily to stock selection among regional banks and a significant underweight in Citigroup, Inc., which... underperformed for the reporting period."
acquisition activity. Strategic acquirers Talmer Bancorp, Inc., Ameris Bancorp, Yadkin Financial Corp., and Heritage Commerce Corp. were rewarded for their consolidation efforts, while Monarch Financial Holdings, Inc. was among the banks owned by the fund that was acquired at a premium during the period.

Which holdings negatively impacted relative performance?

Detractors included the fund's holdings in Cullen/Frost Bankers, Inc., one of several banks with significant energy exposure that were hurt by another quarter of declining oil prices, and The Carlyle Group LP, an alternative asset manager that was hurt by a decline in assets and fewer opportunities to realize the value of its private holdings. Underweights in the money center banks JPMorgan Chase & Co. and Wells Fargo & Company, which account for approximately 39% of the index and outperformed during the period, also hurt relative results.

How was the fund positioned at the end of the period?

We capitalized on select price opportunities during the period, buying business development company Fifth Street Finance Corp., which was trading at a discount to book value. We have seen a lot of activism in the business development company space, which should benefit the stock. We

TOP 10 HOLDINGS AS OF 12/31/15 (%)

JPMorgan Chase & Co.	2.9
M&T Bank Corp.	2.5
U.S. Bancorp	2.3
BB&T Corp.	2.3
Wells Fargo & Company	2.3
The PNC Financial Services Group, Inc.	2.1
Talmer Bancorp, Inc., Class A	2.0
SunTrust Banks, Inc.	2.0
Cullen/Frost Bankers, Inc.	2.0
Ameris Bancorp	1.8
TOTAL	22.2
As a percentage of total investments.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       6

closed the fund's position in Western Alliance Bancorp for valuation reasons and trimmed positions in banks Talmer Bancorp, Inc. and Chemical Financial Corp. as well as asset manager The Carlyle Group.

The Fed's initial rate hike and its plans to gradually raise rates going forward support our positive views on the financials sector, as normalized rates should spur increased lending activity and higher net interest margins. A continued economic recovery should be beneficial to other segments of the financials sector as well, including asset managers, insurance companies, and business development corporations.

MANAGED BY

Susan A. Curry On the fund since 2006 Investing since 1993
Lisa A. Welch On the fund since 1998 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       7

Fund's investments

As of 12-31-15
	Shares	Value
Common stocks 106.0% (87.1% of Total investments)		$515,332,597
(Cost $360,451,069)
Financials 106.0%		515,332,597
Banks 90.6%
1st Source Corp. (Z)	121,706	3,757,062
Access National Corp. (Z)	51,655	1,056,861
Ameris Bancorp	309,284	10,512,563
Anchor Bancorp, Inc. (I)	79,574	2,052,213
Atlantic Capital Bancshares, Inc. (I)(Z)	186,650	2,796,017
Avenue Bank (I)	300,000	4,311,000
Avidbank Holdings, Inc. (I)	200,000	2,706,300
Bank of America Corp.	333,959	5,620,530
Bank of Marin Bancorp (Z)	55,576	2,967,758
Bankwell Financial Group, Inc.	76,657	1,521,641
Bar Harbor Bankshares (Z)	80,020	2,754,288
BB&T Corp.	363,599	13,747,678
Berkshire Hills Bancorp, Inc. (Z)	358,903	10,447,666
Bryn Mawr Bank Corp. (Z)	80,000	2,297,600
Camden National Corp. (Z)	36,776	1,621,454
Carolina Financial Corp. (Z)	58,559	1,054,062
Chemical Financial Corp.	75,738	2,595,541
Citigroup, Inc.	28,193	1,458,988
Citizens Financial Group, Inc. (L)(Z)	158,027	4,138,727
City Holding Company (Z)	39,363	1,796,527
Comerica, Inc.	167,706	7,015,142
Commerce Bancshares, Inc. (L)(Z)	105,205	4,475,410
Communities First Financial Corp. (I)	115,523	1,173,714
County Bancorp, Inc.	56,180	1,139,892
CU Bancorp (I)	91,813	2,328,378
Cullen/Frost Bankers, Inc. (L)(Z)	197,034	11,822,040
DNB Financial Corp.	78,515	2,226,685
Eagle Bancorp Montana, Inc.	75,106	928,310
Eastern Virginia Bankshares, Inc.	198,225	1,423,256
Equity Bancshares, Inc., Class A (I)(Z)	69,081	1,615,805
Evans Bancorp, Inc.	69,760	1,778,880
FCB Financial Holdings, Inc., Class A (I)	221,342	7,921,830
Fifth Third Bancorp	452,067	9,086,547
First Bancorp, Inc. (Z)	266,499	5,455,235
First Bancshares, Inc.	210,000	3,851,400
First Business Financial Services, Inc.	41,766	1,044,568
First Citizens BancShares, Inc., Class A (L)(Z)	15,038	3,882,360

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       8

	Shares	Value
Financials (continued)
Banks (continued)
First Community Corp.	136,228	$2,032,522
First Connecticut Bancorp, Inc.	202,450	3,524,655
First Financial Bancorp	146,045	2,639,033
First Merchants Corp.	118,683	3,016,922
First Security Group, Inc. (I)	83,942	1,930,666
Flushing Financial Corp. (Z)	164,093	3,550,973
FNB Corp. (L)(Z)	767,513	10,238,623
Glacier Bancorp, Inc. (L)(Z)	223,556	5,930,941
Great Western Bancorp, Inc.	159,455	4,627,384
Hamilton State Bancshares, Inc. (I)	500,000	3,580,376
Hancock Holding Company (L)(Z)	245,752	6,185,578
Heritage Commerce Corp.	387,733	4,637,287
Heritage Financial Corp. (Z)	194,590	3,666,076
Heritage Oaks Bancorp (Z)	650,719	5,212,259
Horizon Bancorp (L)(Z)	179,816	5,027,655
Howard Bancorp, Inc. (I)	104,350	1,378,464
Independent Bank Corp. (MA)	195,961	9,116,106
Independent Bank Corp. (MI) (Z)	125,407	1,909,949
JPMorgan Chase & Co.	258,114	17,043,267
KeyCorp	667,659	8,806,422
M&T Bank Corp.	122,690	14,867,574
MainSource Financial Group, Inc.	106,598	2,438,962
MB Financial, Inc. (L)(Z)	183,150	5,928,566
Merchants Bancshares, Inc. (Z)	56,125	1,767,376
Monarch Financial Holdings, Inc.	178,773	3,216,126
MutualFirst Financial, Inc. (Z)	100,539	2,505,432
National Commerce Corp. (I)(Z)	50,542	1,266,077
NewBridge Bancorp (Z)	207,422	2,526,400
Northrim BanCorp, Inc. (Z)	99,739	2,653,057
Old Second Bancorp, Inc. (I)(Z)	202,363	1,586,526
Pacific Continental Corp.	183,645	2,732,638
PacWest Bancorp (L)(Z)	71,112	3,064,927
Park National Corp. (L)(Z)	42,113	3,810,384
Park Sterling Corp. (Z)	585,931	4,289,015
Peoples Bancorp, Inc. (Z)	122,945	2,316,284
Prosperity Bancshares, Inc. (L)(Z)	54,471	2,606,982
QCR Holdings, Inc. (Z)	48,822	1,185,886
Regions Financial Corp.	158,766	1,524,154
Renasant Corp.	159,629	5,492,834
Sandy Spring Bancorp, Inc. (Z)	68,417	1,844,522
SBT Bancorp, Inc.	37,879	806,823
Shore Bancshares, Inc.	183,579	1,997,340

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       9

	Shares	Value
Financials (continued)
Banks (continued)
Southern First Bancshares, Inc. (I)	131,586	$2,973,844
Southwest Bancorp, Inc. (Z)	110,118	1,924,863
State Bank Financial Corp. (Z)	103,998	2,187,078
Stock Yards Bancorp, Inc. (Z)	44,216	1,670,923
Suffolk Bancorp	135,334	3,836,719
Sun Bancorp, Inc. (I)(Z)	126,066	2,602,002
SunTrust Banks, Inc.	278,451	11,928,841
Talmer Bancorp, Inc., Class A	662,863	12,004,449
The Community Financial Corp.	62,497	1,335,561
The PNC Financial Services Group, Inc.	129,086	12,303,187
TriCo Bancshares (Z)	202,536	5,557,588
Trustmark Corp. (L)(Z)	123,537	2,846,292
U.S. Bancorp	323,935	13,822,306
Union Bankshares Corp.	214,144	5,404,995
United Bankshares, Inc. (L)(Z)	74,856	2,768,923
Washington Trust Bancorp, Inc. (Z)	123,905	4,896,726
Wells Fargo & Company	249,874	13,583,151
WesBanco, Inc. (L)(Z)	48,385	1,452,518
Westbury Bancorp, Inc. (I)	88,349	1,569,078
Yadkin Financial Corp. (Z)	296,540	7,463,912
Zions Bancorporation (L)(Z)	265,769	7,255,494
Capital markets 5.4%
Ares Capital Corp. (L)(Z)	171,449	2,443,148
Fifth Street Finance Corp. (Z)	950,789	6,066,034
Golub Capital BDC, Inc. (Z)	166,116	2,762,509
Intermediate Capital Group PLC	379,010	3,493,920
KKR & Company LP	150,585	2,347,620
PJT Partners, Inc., Class A (I)(Z)	3,314	93,753
The Blackstone Group LP	132,582	3,876,698
The Carlyle Group LP	161,412	2,521,255
TriplePoint Venture Growth BDC Corp. (Z)	200,000	2,392,000
Insurance 0.8%
Gjensidige Forsikring ASA	254,902	4,079,741
Real estate investment trusts 0.2%
Digital Realty Trust, Inc.	14,500	1,096,490
Thrifts and mortgage finance 9.0%
Anchor BanCorp Wisconsin, Inc. (I)(Z)	160,834	6,999,496
Bank Mutual Corp.	161,841	1,262,360
BSB Bancorp, Inc. (I)(Z)	177,195	4,144,591
Cheviot Financial Corp.	114,092	1,749,030
First Defiance Financial Corp. (Z)	125,161	4,728,583

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       10

			Shares	Value
Financials (continued)
Thrifts and mortgage finance (continued)
Georgetown Bancorp, Inc.			65,000	$1,223,950
HomeStreet, Inc. (I)(Z)			208,636	4,529,488
Provident Financial Holdings, Inc. (Z)			97,339	1,838,734
Provident Financial Services, Inc.			29,644	597,327
River Valley Bancorp			52,026	1,844,842
Southern Missouri Bancorp, Inc.			112,188	2,681,293
United Community Financial Corp. (Z)			634,588	3,744,069
United Financial Bancorp, Inc. (Z)			108,463	1,397,003
WSFS Financial Corp.			221,361	7,163,242
Preferred securities 7.6% (6.3% of Total investments)				$36,978,980
(Cost $35,886,840)
Financials 7.6%				36,978,980
Banks 1.2%
	HomeTown Bankshares Corp., 6.000% (I)		1,050	1,512,000
	OFG Bancorp, Series C, 8.750%		1,671	1,268,811
	SB Financial Group, Inc., 6.500%		250,000	3,035,000
Capital markets 1.7%
	JMP Group LLC, 7.250%		80,000	1,979,200
	JMP Group LLC, 8.000%		82,428	2,049,160
	TriplePoint Venture Growth BDC Corp., 6.750% (Z)		168,000	4,198,320
Real estate investment trusts 3.4%
	American Homes 4 Rent (5.500% to 3-31-21, then 10.000% thereafter)		100,000	2,570,000
	Arbor Realty Trust, Inc., 7.375% (Z)		100,000	2,460,000
	Bluerock Residential Growth REIT, Inc., 8.250%		84,140	2,132,949
	FelCor Lodging Trust, Inc., Series A, 1.950%		86,950	2,186,793
	Invesco Mortgage Capital, Inc. (7.750% to 12-27-24, then 3 month LIBOR + 5.180%)		150,000	3,259,500
	Sotherly Hotels LP, 7.000%		99,475	2,527,660
	Sotherly Hotels LP, 8.000%		60,000	1,535,400
Thrifts and mortgage finance 1.3%
	Flagstar Bancorp, Inc., 9.000% (I)		5,000	6,264,187
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 7.7% (6.3% of Total investments)				$37,300,171
(Cost $37,925,120)
Financials 7.7%				37,300,171
Banks 5.9%
Avenue Financial Holdings, Inc. (6.750% to 1-1-20, then 3 month LIBOR + 4.950%) (S)	6.750	12-29-24	5,000,000	5,175,000
Avidbank Holdings, Inc.	6.875	11-15-25	300,000	2,989,695

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Cadence Financial Corp. (6.500% to 3-11-20, then 3 month LIBOR + 4.663%) (S)	6.500	03-11-25	5,000,000	$4,975,000
First Business Financial Services, Inc.	6.500	09-01-24	5,000,000	5,011,908
Popular, Inc.	7.000	07-01-19	6,000,000	5,610,000
VantageSouth Bancshares, Inc.	7.625	08-12-23	5,000,000	5,126,618
Diversified financial services 1.2%
NewStar Financial, Inc.	7.250	05-01-20	5,935,000	5,756,950
Thrifts and mortgage finance 0.6%
Nationstar Mortgage LLC	6.500	07-01-21	3,000,000	2,655,000
			Shares	Value
Warrants 0.3% (0.3% of Total investments)				$1,501,739
(Cost $1,955,700)
Financials 0.3%				1,501,739
Banks 0.3%
Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)			1,045,183	188,133
Comerica, Inc. (Expiration Date: 11-14-18; Strike Price: $29.40) (I)			93,762	1,313,606
	Yield* (%)	Maturity date	Par value^	Value
Certificate of deposit 0.0% (0.0% of Total investments)				$77,883
(Cost $78,001)
Country Bank for Savings	1.000	08-27-16	1,975	1,978
First Bank Richmond	0.990	12-05-16	20,395	20,368
First Bank System, Inc.	0.549	04-03-17	4,960	4,951
First Federal Savings Bank of Louisiana	0.100	01-06-16	3,035	3,035
Home Banks	1.739	11-04-21	18,927	18,909
Hudson Savings	0.700	04-24-17	2,158	2,153
Machias Savings Bank	0.500	05-24-16	1,956	1,955
Midstate Federal Savings and Loan	0.500	05-27-16	1,999	1,998
Milford Federal Savings and Loan Bank	0.300	04-23-16	2,031	2,026
Milford Federal Savings and Loan Bank	0.300	06-08-17	1,902	1,897
Mount McKinley Savings Bank	0.180	12-02-16	1,700	1,689
Mt. Washington Bank	0.650	10-31-17	1,899	1,899
MutualOne Bank	0.900	09-08-17	4,011	4,011
Newburyport Five Cent Savings Bank	0.200	10-20-16	2,093	2,082
Newton Savings Bank	0.450	05-27-16	1,937	1,936
OBA Federal Savings and Loan	0.400	06-15-16	1,330	1,329
Plymouth Savings Bank	0.200	04-21-17	1,938	1,917
Salem Five Cents Savings Bank	0.250	12-15-16	1,730	1,730
Sunshine Federal Savings and Loan Association	0.500	05-10-17	2,025	2,020

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       12

	Par value^	Value
Short-term investments 0.1% (0.0% of Total investments)		$274,000
(Cost $274,000)
Repurchase agreement 0.1%		274,000
Repurchase Agreement with State Street Corp. dated 12-31-15 at 0.030% to be repurchased at $274,001 on 1-4-16, collateralized by $265,000 Federal National Mortgage Association, 5.375% due 6-12-17 (valued at $281,998, including interest)	274,000	274,000
Total investments (Cost $436,570,730)† 121.7%		$591,465,370
Other assets and liabilities, net (21.7%)		($105,400,830)
Total net assets 100.0%		$486,064,540

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 12-31-15, and is a component of the fund's leverage under the Liquidity Agreement. The value of securities on loan amounted to $33,649,878.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 12-31-15 was $181,712,260.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 12-31-15, the aggregate cost of investment securities for federal income tax purposes was $437,597,646. Net unrealized appreciation aggregated $153,867,724, of which $165,844,244 related to appreciated investment securities and $11,976,520 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 12-31-15

Assets
Investments, at value (Cost $436,570,730)	$591,465,370
Cash	2,183,985
Receivable for investments sold	520,639
Dividends and interest receivable	1,868,648
Receivable for exchange cleared swaps	275,337
Receivable due from advisor	76,751
Total assets	596,390,730
Liabilities
Liquidity agreement payable	110,000,000
Interest payable	90,815
Payable to affiliates
Administrative services fees	127,918
Trustees' fees	1,825
Other liabilities and accrued expenses	105,632
Total liabilities	110,326,190
Net assets	$486,064,540
Net assets consist of
Paid-in capital	$329,186,267
Undistributed net investment income	963,814
Accumulated net realized gain (loss) on investments and swap agreements	982,830
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	154,931,629
Net assets	$486,064,540

Net asset value per share
Based on 18,572,612 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$26.17

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       14

STATEMENTS OF OPERATIONS

	Period ended 12-31-15[1]	Year ended 10-31-15
Investment income
Dividends	$2,911,046	$15,567,955
Interest	401,001	2,622,739
Less foreign taxes withheld	(3,655)	(67,572)
Total investment income	3,308,392	18,123,122
Expenses
Investment management fees	1,140,237	6,584,572
Administrative services fees	253,421	1,458,186
Transfer agent fees	6,330	36,059
Trustees' fees	7,330	49,524
Printing and postage	43,647	127,229
Professional fees	39,819	138,836
Custodian fees	9,491	58,719
Stock exchange listing fees	3,969	19,585
Interest expense	164,951	926,411
Other	12,361	26,029
Total expenses	1,681,556	9,425,150
Less expense reductions	(159,748)	(919,451)
Net expenses	1,521,808	8,505,699
Net investment income	1,786,584	9,617,423
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in unaffiliated issuers	1,651,027	18,417,970
Investments in affiliated issuers	—	13,186
Swap contracts	15,576	—
	1,666,603	18,431,156
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers and translation of assets and liabilities in foreign currencies	6,657,519	10,100,077
Investments in affiliated issuers	(152,359)	152,359
Swap contracts	152,608	(114,812)
	6,657,768	10,137,624
Net realized and unrealized gain	8,324,371	28,568,780
Increase in net assets from operations	$10,110,955	$38,186,203

1	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       15

STATEMENTS OF CHANGES IN NET ASSETS

	Period ended 12-31-15[1]	Year ended 10-31-15	Year ended 10-31-14
Increase (decrease) in net assets
From operations
Net investment income	$1,786,584	$9,617,423	$6,417,714
Net realized gain	1,666,603	18,431,156	15,019,731
Change in net unrealized appreciation (depreciation)	6,657,768	10,137,624	41,046,571
Increase in net assets resulting from operations	10,110,955	38,186,203	62,484,016
Distributions to shareholders
From net investment income	(1,929,428)	(8,650,917)	(6,429,193)
From net realized gain	(4,938,454)	(14,669,856)	(15,515,976)
Total distributions	(6,867,882)	(23,320,773)	(21,945,169)
From fund share transactions
Issued pursuant to Dividend Reinvestment Plan	420,331	727,485	—
Total increase	3,663,404	15,592,915	40,538,847
Net assets
Beginning of period	482,401,136	466,808,221	426,269,374
End of period	$486,064,540	$482,401,136	$466,808,221
Undistributed net investment income	$963,814	$1,141,870	$1,042,477
Share activity
Shares outstanding
Beginning of period	18,556,827	18,528,511	18,528,511
Issued pursuant to Dividend Reinvestment Plan	15,785	28,316	—
End of period	18,572,612	18,556,827	18,528,511

1	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       16

STATEMENTS OF CASH FLOWS

	For the two-month period ended 12-31-15 [1]	For the year ended 10-31-15
Cash flows from operating activities
Net increase in net assets from operations	$10,110,955	$38,186,203
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(14,290,163)	(102,611,258)
Long-term investments sold	19,234,992	117,735,283
Decrease (increase) in short-term investments	5,363,306	(1,914,447)
Net amortization of premium (discount)	1,213	(1,255,985)
Decrease (increase) in receivable for investments sold	128,541	(560,967)
Decrease (increase) in dividends and interest receivable	291,518	(1,046,189)
Decrease (increase) in other receivables and prepaid expenses	11,718	(3,019)
Increase in receivable due from advisor	(2,836)	(3,765)
Increase in receivable for exchange cleared swaps	(37,841)	(237,496)
Increase (decrease) in payable for investments purchased	(4,315,762)	3,287,879
Increase in payable to affiliates	1,921	10,905
Increase (decrease) in other liabilities and accrued expenses	13,165	(28,064)
Decrease in custodian overdraft	-	(78,294)
Increase in interest payable	15,517	72,744
Net change in unrealized (appreciation) depreciation on investments	(6,505,967)	(10,250,285)
Net realized gain on investments	(1,651,027)	(18,447,671)
Net cash provided by operating activities	$8,369,250	$22,855,574
Cash flows from financing activities
Distributions to common shareholders	(6,447,551)	(22,593,288)
Net cash used in financing activities	($6,447,551)	($22,593,288)
Net increase in cash	$1,921,699	$262,286
Cash at beginning of period	$262,286	-
Cash at end of period	$2,183,985	$262,286
Supplemental disclosure of cash flow information:
Cash paid for interest	$149,434	$853,667
Noncash financing activities not included herein consists of reinvestment of dividends and distributions of:	$420,331	$727,485

1	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       17

Financial highlights

COMMON SHARES Period Ended	12-31-15[1]		10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$26.00		$25.19	$23.01	$18.91	$15.67	$16.90
Net investment income[2]	0.10		0.52 [3]	0.35	0.29	0.17	0.08
Net realized and unrealized gain (loss) on investments	0.44		1.55	3.01	4.99	3.97	(0.49)
Total from investment operations	0.54		2.07	3.36	5.28	4.14	(0.41)
Less distributions to common shareholders
From net investment income	(0.10)		(0.47)	(0.35)	(0.22)	(0.17)	(0.09)
From net realized gain	(0.27)		(0.79)	(0.83)	(0.96)	(0.75)	(0.82)
From tax return of capital	—		—	—	—	(0.02)	—
Total distributions	(0.37)		(1.26)	(1.18)	(1.18)	(0.94)	(0.91)
Anti-dilutive impact of repurchase plan	—		—	—	—	0.04 [4]	0.09 [4]
Net asset value, end of period	$26.17		$26.00	$25.19	$23.01	$18.91	$15.67
Per share market value, end of period	$28.03		$26.77	$22.97	$22.20	$18.03	$14.29
Total return at net asset value (%)[5,6]	2.05	[7]	8.60	15.16	29.03	27.70	(1.81)
Total return at market value (%)[6]	6.16	[7]	22.63	8.84	30.56	33.51	0.76
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$486		$482	$467	$426	$350	$298
Ratios (as a percentage of average net assets):
Expenses before reductions	2.02	[8]	1.99	1.99	1.88	1.53	1.52
Expenses including reductions[9]	1.83	[8]	1.80	1.81	1.71	1.38	1.37
Net investment income	2.15	[8]	2.03 [3]	1.43	1.37	0.94	0.48
Portfolio turnover (%)	2		18	15	20	19	23
Senior securities
Total debt outstanding end of period (in millions)	$110		$110	$110	$95	—	—
Asset coverage per $1,000 of debt[10]	$5,419		$5,385	$5,244	$5,487	—	—

1	For the two-month period ended 12-31-15. The fund changed its fiscal year end from October 31 to December 31.
2	Based on average daily shares outstanding.
3	Net investment income per share and the percentage of average net assets reflects special dividends received by the fund, which amounted to $0.04 and 0.15%, respectively.
4	The repurchase plan was completed at an average repurchase price of $15.15 and $14.82 for 461,253 and 1,016,051 shares, and $6,987,727 and $15,062,318 for the years ended 10-31-12 and 10-31-11, respectively.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
7	Not annualized.
8	Annualized.
9	Expenses including reductions excluding interest expense were 1.63% 1.60%, 1.62% and 1.58% for the two-month period ended 12-31-15 and the years ended 10-31-15, 10-31-14 and 10-31-13, respectively.
10	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       18

Notes to financial statements

Note 1 — Organization

John Hancock Financial Opportunities Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

On September 16, 2015, the Board of Trustees voted to change the fund's fiscal year end from October 31 to December 31.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2015, by major security category or type:

	Total value at 12-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Banks	$440,255,421	$433,968,745	$2,706,300	$3,580,376

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       19

	Total value at 12-31-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Capital markets	25,996,937	22,503,017	3,493,920	—
Insurance	4,079,741	—	4,079,741	—
Real estate investment trusts	1,096,490	1,096,490	—	—
Thrifts and mortgage finance	43,904,008	43,904,008	—	—
Preferred securities
Banks	5,815,811	3,035,000	2,780,811	—
Capital markets	8,226,680	8,226,680	—	—
Real estate investment trusts	16,672,302	16,672,302	—	—
Thrifts and mortgage finance	6,264,187	—	6,264,187	—
Corporate bonds
Banks	28,888,221	—	15,760,000	13,128,221
Diversified financial services	5,756,950	—	5,756,950	—
Thrifts and mortgage finance	2,655,000	—	2,655,000	—
Warrants	1,501,739	1,501,739	—	—
Certificate of deposit	77,883	—	77,883	—
Short-term investments	274,000	—	274,000	—
Total investments in securities	$591,465,370	$530,907,981	$43,848,792	$16,708,597
Other financial instruments:
Interest rate swaps	$37,796	—	$37,796	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

Investments in securities	Common stocks	Corporate bonds	Total
Balance as of 10-31-15	$3,154,999	$10,254,685	$13,409,684
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	425,377	(126,464)	298,913
Purchases	—	3,000,000	3,000,000
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Balance as of 12-31-15	$3,580,376	$13,128,221	$16,708,597
Change in unrealized at period end*	$425,377	($126,464)	$298,913

* Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant unobservable inputs used in the fair value measurement of the fund's Level 3 securities are outlined in the table below.

	Fair value at 12-31-15	Valuation technique	Significant unobservable inputs	Input/range
Common Stocks	$3,580,376	Market Approach	Book value per share Price-to-book value multiple Discount	$5.46 1.46x 10%
Corporate Bonds	$13,128,221	Market Approach	Yield spread	29 bps - 283 bps (weighted average 155 bps)

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       20

	Fair value at 12-31-15	Valuation technique	Significant unobservable inputs	Input/range
Total	$16,708,597

A change to significant unobservable inputs of the fund's Level 3 securities may result in changes to the fair value measurement, as follows:

Unobservable Input	Impact to Valuation if input increases	Impact to Valuation if input decreases
Book value per share	Increase	Decrease
Discount	Decrease	Increase
Price-to-book value multiple	Increase	Decrease
Yield spread	Decrease	Increase

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       21

assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. On July 1, 2015, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.3701 per share.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly under the Managed Distribution Plan described above. The tax character of distributions for the two-month period ended December 31, 2015 and years ended October 31, 2015 and 2014 was as follows:

	December 31, 2015	October 31, 2015	October 31, 2014
Ordinary income	$1,930,990	$9,352,930	$6,429,193
Long-term capital gains	4,936,892	13,967,843	15,515,976
Total	$6,867,882	$23,320,773	$21,945,169

As of December 31, 2015, the components of distributable earnings on a tax basis consisted of $1,514,059 of undistributed ordinary income and $1,358,894 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships and passive foreign investment companies.

Statements of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statements of cash flows. The cash amount shown in the Statements of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       22

lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Receivable for exchange-cleared swaps.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the two-month period ended December 31, 2015, the fund used interest rate swaps to manage against anticipated interest rate changes. The fund held interest rate swaps with total USD notional amount ranging from $20.0 million to $25.0 million. The following table summarizes the interest rate swap contracts held as of December 31, 2015:

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Exchange Cleared Swaps
	$10,000,000	Fixed 1.4265%	3-Month LIBOR (a)	Aug 2019	($13,339)
	5,000,000	Fixed 1.2945%	3-Month LIBOR (a)	Aug 2019	20,086
	5,000,000	Fixed 1.5940%	3-Month LIBOR (a)	Dec 2020	22,618
	5,000,000	Fixed 1.7895%	3-Month LIBOR (a)	Aug 2022	8,431
Total	$25,000,000				$37,796

(a) At 12-31-15, the 3-Month LIBOR rate was 0.6127%

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2015 by risk category:

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Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$51,135	($13,339)

^ Reflects cumulative appreciation/depreciation on swap contracts. Variation margin for cleared swaps and appreciation/depreciation for OTC swaps are shown separately on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the two-month period ended December 31, 2015:

Risk	Statement of operations location	Swap contracts
Interest rate	Net realized gain (loss)	$15,576

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the two-month period ended December 31, 2015:

Risk	Statement of operations location	Swap contracts
Interest rate	Change in unrealized appreciation (depreciation)	$152,608

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of (a) 1.15% of the first $500 million of the fund's average daily gross assets, including the assets attributed to the Liquidity Agreement (see Note 8) (collectively, gross managed assets), and (b) 1.00% of the fund's average daily gross managed assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the two-month period ended December 31, 2015, this waiver amounted to 0.01% of the fund's average gross managed assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $7,696 for the two-month period ended December 31, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the two-month period ended December 31, 2015 were equivalent to a net annual effective rate of 1.12% of the fund's average daily gross managed assets.

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Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross managed assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund's average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $152,052 for the two-month period ended December 31, 2015. The Advisor reserves the right to terminate this limitation in the future with the Trustees' approval. The administrative services fees incurred for the two-month period ended December 31, 2015 amounted to an annual rate of 0.10% of the fund's average weekly gross managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2015. The current share repurchase plan will remain in effect between January 1, 2016 and December 31, 2016. There was no activity under the share repurchase plan during the two-month period ended December 31, 2015 and years ended October 31, 2015 and 2014.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement (LA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank & Trust Company (SSB) that allows it to borrow up to $125.0 million (maximum facility amount) and includes a securities lending provision. The amounts outstanding at December 31, 2015 are shown in the Statement of assets and liabilities as Liquidity agreement payable.

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The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and may make these assets available for securities lending transactions. Under the terms of the LA, the fund may enter into securities lending transactions initiated by SSB, acting as the fund's authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the fund is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and/or the 1940 Act. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and will cause amounts drawn under the LA to increase by the amount of collateral returned. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.60%, and is payable monthly on the collective balance of the drawdowns outstanding and the securities lending activities of the fund. As of December 31, 2015, the fund had a collective balance of $110,000,000 at an interest rate of 1.03%, which is reflected in the LA payable on the Statement of assets and liabilities. During the two-month period ended December 31, 2015, the average balance of the LA and the effective average interest rate were $110,000,000 and 0.90%, respectively.

The fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $14,290,163 and $19,234,992, respectively, for the two-month period ended December 31, 2015.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates and regulatory and market impacts.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Financial Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Opportunities Fund (the "Fund") at December 31, 2015, the results of its operations and its cash flows for the periods presented, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, transfer agents and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2015.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $4,936,892 in capital gain dividends.

Eligible shareholders will be mailed a 2015 Form 1099-DIV in early 2016. This will reflect the tax character of all distributions paid in calendar year 2015.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund's investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

Effective March 12, 2015, the Board of Trustees approved changes to the fund's investment policy regarding securities lending, replacing it with the following: "The fund may seek to obtain additional income or portfolio leverage by making secured loans of its portfolio securities with a value of up to 33 1/3% of its total assets. In such transactions, the borrower pays to the fund an amount equal to any dividends or interest received on loaned securities. The fund retains all or a portion of the dividends, interest, capital gains, and/or other distributions received on investment of cash collateral in short-term obligations of the U.S. government, cash equivalents (including shares of a fund managed by the fund's investment adviser or an affiliate thereof), or other investments consistent with the fund's investment objective, policies, and restrictions, or receives a fee from the borrower. As a result of investing such cash collateral in such investments, the fund will receive the benefit of any gains and bear any losses generated by such investments. All securities loans will be made pursuant to agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the market value of the loaned securities. The fund may pay reasonable finders', administrative and custodial fees in connection with loans of its portfolio securities. Although voting rights or rights to consent accompanying loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund with respect to matters materially affecting the fund's investment. The fund may also call a loan in order to sell the securities involved. Lending portfolio securities involves risks of delay in recovery of the loaned securities or, in some cases, loss of rights in the collateral should the borrower commence an action relating to bankruptcy, insolvency or reorganization. Accordingly, loans of portfolio securities will be made only to borrowers considered by the Adviser to be creditworthy under guidelines adopted by the Board of Trustees. Investing cash collateral received in connection with securities lending transactions in any investment that is consistent with the fund's investment objective, policies, and limitations may subject the fund to risk of loss greater than the risk of loss associated with investing collateral solely in short-term U.S. government obligations or cash equivalents."

The use of securities lending collateral to obtain leverage in the fund's investment portfolio may subject the fund to greater risk of loss than would reinvestment of collateral in short-term, highly-rated investments. Risks associated with the fund's use of leverage are discussed under Note 6 to the financial statements.

On June 25, 2015, the Board of Trustees approved a change to the fund's investment policies, adding the following policy: "The fund may enter into interest-rate swaps for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns."

Interest rate swap risk. Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

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Declaration of Trust

Effective January 22, 2016, the Board of Trustees of the fund amended and restated in its entirety the Agreement and Declaration of Trust of the fund (the "Declaration of Trust"). The amendments to the Declaration of Trust include, among other changes, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) clarify that, other than as provided under federal securities laws, the shareholders may only bring actions involving the Trust derivatively; (iii) provide that any action brought by a shareholder related to the Trust will be brought in Massachusetts state or federal court, and that, if a claim is brought in a different jurisdiction and subsequently changed to a Massachusetts venue, the shareholder will be required to reimburse the Trust for expenses related to changing venue; and (iv) clarify that shareholders are not intended to be third-party beneficiaries of fund contracts. The foregoing description of the Declaration of Trust is qualified in its entirety by the full text of the Declaration of Trust, effective as of January 22, 2016, which is available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the two-month period ended December 31, 2015, distributions from net investment income of $0.1040 per share and from realized gains of $0.2661 per share were paid to shareholders.

Payment date	Distributions
December 31, 2015	$0.3701

Dividend reinvestment plan

The fund's Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011, and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund's net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants' behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       30

telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder's participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund's administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2012	228
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2012	228
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	228
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1995	228
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	228
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2012	228
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	228
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2012	228
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	228
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       33

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2008	228
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	228
Non-Independent Trustee*
Chairman, and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).
*Effective 3-10-15.

Craig Bromley, Born: 1966	2012	228
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	228
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       34

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds [3], John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Chief Legal Officer and Secretary, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary, and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1	Mr. Boyle, Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2017; and Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2018. Mr. Boyle has served as Trustee at various times prior to date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 36 other John Hancock funds consisting of 26 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Stock symbol

Listed New York Stock Exchange: BTO

*Member of the Audit Committee
†Non-Independent Trustee

For shareholder assistance refer to page 31

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

ANNUAL REPORT   |   JOHN HANCOCK FINANCIAL OPPORTUNITIES FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

"As an investment firm,
upholding the proud
tradition of John Hancock
comes down to one thing:
putting shareholders
first. We believe that if
our shareholders are
successful, then we will
be successful."

Andrew G. Arnott

President and Chief Executive Officer
John Hancock Investments

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF269283	P9A 12/15 2/16

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2015, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $20,749 for the fiscal period ended December 31, 2015 (the fiscal year end for the John Hancock Financial Opportunities Fund changed from October 31 to December 31), $55,880 for the fiscal year ended October 31, 2015 and $29,167 for the fiscal year ended October 31, 2014. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal periods ended December 31, 2015, October 31, 2015 and October 31, 2014 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). In addition, amounts billed to control affiliates for service provider internal controls reviews were $103,474, $103,940 and $198,642 for the fiscal periods ended December 31, October 31, 2015 and 2014, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,500 for the fiscal period ended December 31, 2015, $3,500 for the fiscal year ended October 31, 2015 and $3,450 for the fiscal year ended October 31, 2014. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $114 for the fiscal period ended December 31, 2015, $215 for the fiscal year ended October 31, 2015 and $383 for the fiscal year ended October 31, 2014 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2015, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $7,126,811 for the fiscal period ended December 31, 2015, $7,125,485 for the fiscal year ended October 31, 2015 and $5,636,080 for the fiscal year ended October 31, 2014.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Not applicable.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8.

PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies

Below is a list of the John Hancock Asset Management a division of Manulife Asset management (US) LLC (“John Hancock Asset Management”) portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of February 1, 2016.

Lisa A. Welch

Senior Managing Director and Senior Portfolio Manager

John Hancock Asset Management since 2005

Began business career in 1986

Managed the Fund since 1998

Susan A. Curry

Managing Director and Portfolio Manager

John Hancock Asset Management since 2006

Began business career in 1993

Managed the Fund since 2004

Ryan P. Lentell, CFA
Managing Director and Portfolio Manager

John Hancock Asset Management since 2008

Joined team in 2008

Began business career in 1999

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2015. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Lisa A. Welch	3	$2,122	2	$122	0	0
Susan A. Curry	3	$2,122	2	$122	0	0

Ryan P. Lentell, CFA	3	$2,122	2	$122	0	0

Accounts within the total accounts that are subject to a performance-based advisory fee: None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b)	REGISTRANT PURCHASES OF EQUITY SECURITIES
Period	Total Number of Shares Purchased	Average Price per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans*	Maximum Number of Shares that May Yet Be Purchased Under the Plans

Jan-15	-	-	-	1,852,851*
Feb-15	-	-	-	1,852,851
Mar-15	-	-	-	1,852,851
Apr-15	-	-	-	1,852,851
May-15	-	-	-	1,852,851
Jun-15	-	-	-	1,852,851
Jul-15	-	-	-	1,852,851
Aug-15	-	-	-	1,852,851
Sep-15	-	-	-	1,852,851
Oct-15	-	-	-	1,852,851
Nov-15	-	-	-	1,852,851
Dec-15	-	-	-	1,852,612*
Total	-	-

*In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2015. The current plan is in effect between January 1, 2016 and December 31, 2016.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 18, 2016

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 18, 2016